Property and Equipment, Net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Property and equipment, net

Note 6 — Property and equipment, net

Property and equipment, net, consist of the following:

	As of December 31,
	2021	2020

Computer equipment	$544,972	$494,803
Office equipment, fixtures and furniture	2,133,433	2,084,615
Capitalized development cost and software acquired	10,464,573	8,081,105
Automobiles	224,713	165,149
Construction in Progress	2,656,120	-
Subtotal	16,023,811	10,825,672
Less: accumulated depreciation and amortization	(5,761,393)	(3,641,571)
Total	$10,262,418	$7,184,101

Depreciation and amortization expense for the years ended December 31, 2021, 2020 and 2019 amounted to $324,367, $310,845 and $299,959, respectively. The Company capitalized development costs related to its core supporting modules of the global trade applications and solutions incurred during the application development stage. The amortization expense for the years ended December 31, 2021, 2020 and 2019 totaled $1,692,352, $1,140,727 and $652,245, respectively. In connection with the $1,569,218 short- term bank loan borrowed from Bank of Communication, the Company pledged its fixed assets of approximately $2.6 million as the collateral to secure the loan.

The Company’s subsidiary Zhuhai Powerbridge had a capital project to purchase and decorate new offices, The total budget is approximately $5.6 million (RMB35.9 million), As of December 31, 2021, the Company has made total payment of approximately $3.4 million in connection with the project. This project is expected to be completed in August 2022.

The estimated amortization of capitalized development cost is as follows:

Twelve months ending December 31,	Estimated amortization expense
2022	$1,806,523
2023	1,620,236
2024	1,320,961
2025	787,770
2026	279,705
Total	$5,815,195